Exhibit 99.1

Intercontinental Exchange Reports Second Quarter 2026

• 2Q26 net revenues of $2.7 billion, +5% y/y

Jeff Sprecher,

ICE Chair & Chief Executive Officer, said,

"We are pleased to report our second quarter results, which reflect continued revenue and earnings per share growth and record open interest across our exchange complex. Against a backdrop of rapid change in global markets, our customers continued to turn to ICE's regulated markets, trusted data and mission- critical technology to transfer risk. As markets become more global, digital and continuous, the opportunities for our all-weather model continue to expand. As we look to the second half of the year and beyond, we remain focused on innovation, durable growth and long-term value creation for our stockholders."

• 2Q26 GAAP diluted earnings per share (EPS) of $1.69, +14% y/y

• 2Q26 adj. diluted EPS of $1.90, +5% y/y

• 2Q26 operating income of $1.4 billion, +7% y/y; adj. operating income of $1.6 billion, +4% y/y

• 2Q26 operating margin of 52%; adj. operating margin of 61%

• Through June 30, 2026, returned $1.8 billion to stockholders, including $1.2 billion in share repurchases

• Board approved increase in share repurchase authorization up to $4.0 billion, effective July 1, 2026

ATLANTA & NEW YORK, July 30, 2026 - Intercontinental Exchange (NYSE: ICE), a leading global provider of technology and data, today reported financial results for the second quarter of 2026. For the quarter ended June 30, 2026, consolidated net income attributable to ICE was $958 million on $2.7 billion of consolidated revenues, less transaction-based expenses. Second quarter GAAP diluted EPS were $1.69. Adjusted net income attributable to ICE was $1.1 billion in the second quarter and adjusted diluted EPS were $1.90. Please refer to the reconciliation of non-GAAP financial measures included in this press release for more information on our adjusted operating expenses, adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted EPS and adjusted free cash flow.

Warren Gardiner, ICE Chief Financial Officer, added: "Our second quarter results reflect the continued strength and consistency of our business model, with growth across all three of our operating segments and strong free cash flow generation. During the quarter we returned $945 million to stockholders, including $651 million of share repurchases, while continuing to invest across the platform. Share repurchases remain a priority, and the strength of our free cash flow lets us continue them alongside disciplined investment in strategically important opportunities. That balance reflects the capital discipline and financial rigor that have defined ICE's long track record of value creation for our stockholders."

Second Quarter 2026 Business Highlights

Second quarter consolidated net revenues were $2.7 billion including exchange net revenues of $1.5 billion, fixed income and data services revenues of $645 million and mortgage technology revenues of $557 million. Consolidated operating expenses were $1.3 billion for the second quarter of 2026. On an adjusted basis, consolidated operating expenses were $1.0 billion. Consolidated operating income for the second quarter was $1.4 billion, and the operating margin was 52%. On an adjusted basis, consolidated operating income for the second quarter was $1.6 billion, and the adjusted operating margin was 61%.

$ (in millions)	Net Revenues	Op Margin	Adj Op Margin
	2Q26
Exchanges	$1,464	74%	75%
Fixed Income and Data Services	$645	42%	46%
Mortgage Technology	$557	8%	43%
Consolidated	$2,666	52%	61%

	2Q26	2Q25	% Chg
Recurring Revenues	$1,353	$1,256	8%
Transaction Revenues, net	$1,313	$1,287	2%

Exchanges Segment Results

Second quarter exchange net revenues were $1.5 billion. Exchange operating expenses were $386 million, and adjusted operating expenses were $370 million in the second quarter. Segment operating income for the second quarter was $1.1 billion, and the operating margin was 74%. On an adjusted basis, operating income was $1.1 billion, and the adjusted operating margin was 75%.

$ (in millions)	2Q26	2Q25	% Chg	Const Curr(1)
Revenues, net:
Energy	$518	$595	(13)%	(14)%
Ags and Metals	87	65	35%	35%
Financials(2)	192	158	21%	21%
Cash Equities and Equity Options, net	140	123	15%	15%
OTC and Other(3)	111	96	15%	15%
Data and Connectivity Services	287	255	12%	12%
Listings	129	123	5%	5%
Segment Revenues	$1,464	$1,415	3%	3%

Recurring Revenues	$416	$378	10%	10%
Transaction Revenues, net	$1,048	$1,037	1%	1%

(1) Net revenues in constant currency are calculated holding both the pound sterling and euro at the average exchange rate from 2Q25, 1.3353 and 1.1338, respectively.

(2) Financials include interest rates and other financial futures and options.

(3) OTC & Other includes net interest income and fees on certain clearing margin deposits, regulatory penalties and fines, fees for use of our facilities, regulatory fees charged to member organizations of our U.S. securities exchanges, designated market maker service fees, exchange member fees, bilateral trading fees, non-exchange execution revenue, electronic trade document confirmation services, and agriculture grading and certification fees.

Fixed Income and Data Services Segment Results

Second quarter fixed income and data services revenues were $645 million. Fixed income and data services operating expenses were $377 million, and adjusted operating expenses were $350 million in the second quarter. Segment operating income for the second quarter was $268 million, and the operating margin was 42%. On an adjusted basis, operating income was $295 million, and the adjusted operating margin was 46%.

$ (in millions)	2Q26	2Q25	% Chg	Const Curr(1)
Revenues:
Fixed Income Execution	$31	$32	(4)%	(4)%
CDS Clearing	83	82	2%	1%
Fixed Income Data and Analytics	333	306	9%	9%
Data and Network Technology	198	177	11%	11%
Segment Revenues	$645	$597	8%	8%

Recurring Revenues	$531	$483	10%	10%
Transaction Revenues	$114	$114	—%	—%

(1) Revenues in constant currency are calculated holding both the pound sterling and euro at the average exchange rate from 2Q25, 1.3353 and 1.1338, respectively.

Mortgage Technology Segment Results

Second quarter mortgage technology revenues were $557 million. Mortgage technology operating expenses were $512 million, and adjusted operating expenses were $318 million in the second quarter. Segment operating income for the second quarter was $45 million, and the operating margin was 8%. On an adjusted basis, operating income was $239 million, and the adjusted operating margin was 43%.

$ (in millions)	2Q26	2Q25	% Chg
Revenues:
Origination Technology	$197	$187	5%
Closing Solutions	65	58	14%
Servicing Software	226	220	2%
Data and Analytics	69	66	6%
Segment Revenues	$557	$531	5%

Recurring Revenues	$406	$395	3%
Transaction Revenues	$151	$136	11%

Other Matters

•	Operating cash flow through the second quarter of 2026 was $3.3 billion and adjusted free cash flow was $2.6 billion.

•	Unrestricted cash was $1.1 billion and outstanding debt was $19.8 billion as of June 30, 2026.

•	Through the second quarter of 2026, ICE repurchased $1.2 billion of its common stock and paid $591 million in dividends.

•	Board approved increase in share repurchase authorization up to $4.0 billion, effective July 1, 2026

Updated Financial Guidance

	GAAP	Non-GAAP
2026 Exchange Recurring Revenue (% growth)	High-single digits
2026 Fixed Income & Data Services Recurring Revenue (% growth)	7% - 8%
2026 Operating Expenses	$5.140 - $5.180 billion	$4.190 - $4.230 billion(1)
3Q26 Operating Expenses	$1.298 - $1.308 billion	$1.063 - $1.073 billion(2)
3Q26 Non-Operating Expense	$160 - $165 million	$175 - $180 million(3)
2026 Capital Expenditures	~$850 million
3Q26 Weighted Average Shares Outstanding	560 - 566 million

(1) 2026 non-GAAP operating expenses excludes amortization of acquisition-related intangibles, integration expenses, and regulatory matters.

(2) 3Q26 non-GAAP operating expenses excludes amortization of acquisition-related intangibles.

(3) Adjusted non-operating expense excludes equity earnings from unconsolidated investees.

Earnings Conference Call Information

ICE will hold a conference call today, July 30, 2026, at 8:30 a.m. ET to review its second quarter 2026 financial results. A live audio webcast of the earnings call will be available on the company's website at www.ice.com in the investor relations section. Participants may also listen via telephone by dialing 833-470-1428 from the United States or 646-844-6383 from outside of the United States. Telephone participants are required to provide the participant entry number 769427 and are recommended to call 10 minutes prior to the start of the call. The call will be archived on the company's website for replay.

The conference call for the third quarter 2026 earnings has been scheduled for October 29th, 2026 at 8:30 a.m. ET. Please refer to the Investor Relations website at www.ir.theice.com for additional information.

Historical futures, options and cash ADV, rate per contract, open interest data and CDS cleared information can be found at: https://ir.theice.com/investor-resources/supplemental-information/default.aspx

Consolidated Statements of Income

(In millions, except per share amounts)

(Unaudited)

	Six Months Ended June 30,		Three Months Ended June 30,
	2026	2025	2026	2025
Revenues:
Exchanges	$4,879	$4,257	$2,409	$2,134
Fixed income and data services	1,302	1,193	645	597
Mortgage technology	1,096	1,041	557	531
Total revenues	7,277	6,491	3,611	3,262
Transaction-based expenses:
Section 31 fees	288	412	288	150
Cash liquidity payments, routing and clearing	1,346	1,063	657	569
Total revenues, less transaction-based expenses	5,643	5,016	2,666	2,543

Operating expenses:
Compensation and benefits	1,014	980	509	499
Professional services	72	81	37	41
Acquisition-related transaction and integration costs	53	42	12	10
Technology and communication	480	428	242	215
Rent and occupancy	47	41	23	20
Selling, general and administrative	148	142	63	66
Depreciation and amortization	773	784	389	395
Total operating expenses	2,587	2,498	1,275	1,246
Operating income	3,056	2,518	1,391	1,297
Other income/(expense):
Interest income	51	64	27	31
Interest expense	(408)	(407)	(205)	(201)
Other income, net	485	24	74	5
Total other income/(expense), net	128	(319)	(104)	(165)
Income before income tax expense	3,184	2,199	1,287	1,132
Income tax expense	777	522	312	267
Net income	$2,407	$1,677	$975	$865
Net income attributable to non-controlling interests	(36)	(29)	(17)	(14)
Net income attributable to Intercontinental Exchange, Inc.	$2,371	$1,648	$958	$851

Earnings per share attributable to Intercontinental Exchange, Inc. common stockholders:
Basic	$4.19	$2.87	$1.70	$1.49
Diluted	$4.18	$2.86	$1.69	$1.48
Weighted average common shares outstanding:
Basic	566	574	564	573
Diluted	568	576	566	575

Consolidated Balance Sheets

(In millions)

	As of
	June 30, 2026	As of
	(Unaudited)	December 31, 2025
Assets:
Current assets:
Cash and cash equivalents	$1,067	$837
Short-term restricted cash and cash equivalents	627	748
Short-term restricted investments	886	629
Cash and cash equivalent margin deposits and guaranty funds	114,599	76,789
Invested deposits, delivery contracts receivable and unsettled variation margin	2,313	4,437
Customer accounts receivable, net	1,869	1,552
Prepaid expenses and other current assets	703	786
Total current assets	122,064	85,778
Property and equipment, net	2,884	2,691
Other non-current assets:
Goodwill	30,632	30,646
Other intangible assets, net	14,870	15,353
Long-term restricted cash and cash equivalents	260	240
Long-term restricted investments	136	141
Other non-current assets	3,401	2,038
Total other non-current assets	49,299	48,418
Total assets	$174,247	$136,887
Liabilities and Equity:
Current liabilities:
Accounts payable and accrued liabilities	$1,159	$1,078
Section 31 fees payable	286	—
Accrued salaries and benefits	280	455
Deferred revenue	567	204
Short-term debt	1,218	1,035
Margin deposits and guaranty funds	114,599	76,789
Invested deposits, delivery contracts payable and unsettled variation margin	2,313	4,437
Other current liabilities	154	118
Total current liabilities	120,576	84,116
Non-current liabilities:
Non-current deferred tax liability, net	4,125	3,998
Long-term debt	18,628	18,609
Accrued employee benefits	179	174
Non-current operating lease liability	681	635
Other non-current liabilities	406	364
Total non-current liabilities	24,019	23,780
Total liabilities	144,595	107,896
Commitments and contingencies
Redeemable non-controlling interest in consolidated subsidiaries	32	22
Equity:
Intercontinental Exchange, Inc. stockholders’ equity:
Common stock	7	7
Treasury stock, at cost	(9,100)	(7,792)
Additional paid-in capital	16,840	16,643
Retained earnings	22,061	20,281
Accumulated other comprehensive loss	(257)	(224)
Total Intercontinental Exchange, Inc. stockholders’ equity	29,551	28,915
Non-controlling interest in consolidated subsidiaries	69	54
Total equity	29,620	28,969
Total liabilities and equity	$174,247	$136,887

Non-GAAP Financial Measures and Reconciliation

We use non-GAAP measures internally to evaluate our performance and in making financial and operational decisions. When viewed in conjunction with our GAAP results and the accompanying reconciliation, we believe that our presentation of these measures provides investors with greater transparency and a greater understanding of factors affecting our financial condition and results of operations than GAAP measures alone. In addition, we believe the presentation of these measures is useful to investors for period-to-period comparison of results because the items described below as adjustments to GAAP are not reflective of our core business performance. These financial measures are not in accordance with, or an alternative to, GAAP financial measures and may be different from non-GAAP measures used by other companies. We use these adjusted results because we believe they more clearly highlight trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures, since these measures eliminate from our results specific financial items that have less bearing on our core operating performance. We strongly recommend that investors review the GAAP financial measures and additional non-GAAP information included in our Quarterly Report on Form 10-Q, including our consolidated financial statements and the notes thereto.

Adjusted operating expenses, adjusted operating income, adjusted operating margin, adjusted net income attributable to ICE common stockholders, adjusted diluted earnings per share and adjusted free cash flow for the periods presented below are calculated by adding or subtracting the adjustments described below, which are not reflective of our cash operations and core business performance, and their related income tax effect and other tax adjustments (in millions, except for per share amounts):

Adjusted Operating Income, Operating Margin and Operating Expense Reconciliation

(In millions)

(Unaudited)

	Exchanges Segment		Fixed Income and Data Services Segment		Mortgage Technology Segment		Consolidated
	Six Months Ended June 30,
	2026	2025	2026	2025	2026	2025	2026	2025
Total revenues, less transaction-based expenses	$3,245	$2,782	$1,302	$1,193	$1,096	$1,041	$5,643	$5,016
Operating expenses	764	707	759	734	1,064	1,057	2,587	2,498
Less: Amortization of acquisition-related intangibles	32	32	73	75	369	399	474	506
Less: Transaction and integration costs	—	—	—	—	50	41	50	41
Less/(Add): Regulatory matters	—	4	(10)	—	—	—	(10)	4
Adjusted operating expenses	$732	$671	$696	$659	$645	$617	$2,073	$1,947
Operating income/(loss)	$2,481	$2,075	$543	$459	$32	$(16)	$3,056	$2,518
Adjusted operating income	$2,513	$2,111	$606	$534	$451	$424	$3,570	$3,069
Operating margin	76%	75%	42%	38%	3%	(2)%	54%	50%
Adjusted operating margin	77%	76%	47%	45%	41%	41%	63%	61%

Adjusted Operating Income, Operating Margin and Operating Expense Reconciliation

(In millions)

(Unaudited)

	Exchanges Segment		Fixed Income and Data Services Segment		Mortgage Technology Segment		Consolidated
	Three Months Ended June 30,
	2026	2025	2026	2025	2026	2025	2026	2025
Total revenues, less transaction-based expenses	$1,464	$1,415	$645	$597	$557	$531	$2,666	$2,543
Operating expenses	386	353	377	373	512	520	1,275	1,246
Less: Amortization of acquisition-related intangibles	16	16	37	37	184	200	237	253
Less: Transaction and integration costs	—	—	—	—	10	10	10	10
Add: Regulatory matter	—	—	(10)	—	—	—	(10)	—
Adjusted operating expenses	$370	$337	$350	$336	$318	$310	$1,038	$983
Operating income	$1,078	$1,062	$268	$224	$45	$11	$1,391	$1,297
Adjusted operating income	$1,094	$1,078	$295	$261	$239	$221	$1,628	$1,560
Operating margin	74%	75%	42%	37%	8%	2%	52%	51%
Adjusted operating margin	75%	76%	46%	44%	43%	42%	61%	61%

Adjusted Net Income Attributable to ICE and Diluted EPS

(In millions)

(Unaudited)

	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
Net income attributable to ICE	$2,371	$1,648
Add: Amortization of acquisition-related intangibles	474	506
Add: Transaction and integration costs	50	41
(Less)/Add: Regulatory matters	(10)	4
Less: Net income from unconsolidated investees	(43)	(35)
Less: Fair value adjustments of equity investments	(452)	(2)
Less: Income tax effect for the above items	(5)	(130)
Add: Deferred tax adjustments on acquisition-related intangibles	27	6
Adjusted net income attributable to ICE	$2,412	$2,038

Diluted earnings per share attributable to ICE common stockholders	$4.18	$2.86

Adjusted diluted earnings per share attributable to ICE common stockholders	$4.25	$3.54

Diluted weighted average common shares outstanding	568	576

Adjusted Net Income Attributable to ICE and Diluted EPS

(In millions)

(Unaudited)

	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025
Net income attributable to ICE	$958	$851
Add: Amortization of acquisition-related intangibles	237	253
Add: Transaction and integration costs	10	10
Less: Regulatory matter	(10)	—
Less: Net income from unconsolidated investees	(17)	(6)
Less: Fair value adjustments of equity investments	(63)	(2)
Less: Income tax effect for the above items	(44)	(66)
Add: Deferred tax adjustments on acquisition-related intangibles	3	3
Adjusted net income attributable to ICE	$1,074	$1,043

Diluted earnings per share attributable to ICE common stockholders	$1.69	$1.48

Adjusted diluted earnings per share attributable to ICE common stockholders	$1.90	$1.81

Diluted weighted average common shares outstanding	566	575

Adjusted Free Cash Flow Calculation

(In millions)

(Unaudited)

	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
Net cash provided by operating activities	$3,324	$2,472
Less: Capital expenditures	(208)	(145)
Less: Capitalized software development costs	(230)	(211)
Free cash flow	$2,886	$2,116
Less: Section 31 fees, net	(286)	(93)
Adjusted free cash flow	$2,600	$2,023

About Intercontinental Exchange

Intercontinental Exchange, Inc. (NYSE: ICE) is a Fortune 500 company that designs, builds and operates digital networks that connect people to opportunity. We provide financial technology and data services across major asset classes helping our customers access mission-critical workflow tools that increase transparency and efficiency. ICE’s futures, equity, and options exchanges – including the New York Stock Exchange – and clearing houses help people invest, raise capital and manage risk. We offer some of the world’s largest markets to trade and clear energy and environmental products. Our fixed income, data services and execution capabilities provide information, analytics and platforms that help our customers streamline processes and capitalize on opportunities. At ICE Mortgage Technology, we are transforming U.S. housing finance, from initial consumer engagement through loan production, closing, registration and the long-term servicing relationship. Together, ICE transforms, streamlines and automates industries to connect our customers to opportunity.

Trademarks of ICE and/or its affiliates include Intercontinental Exchange, ICE, ICE block design, NYSE and New York Stock Exchange. Information regarding additional trademarks and intellectual property rights of Intercontinental Exchange, Inc. and/or its affiliates is located at https://www.ice.com/privacy-security-center/terms-of-use. Key Information Documents for certain products covered by the EU Packaged Retail and Insurance-based Investment Products Regulation can be accessed on the relevant exchange website under the heading “Key Information Documents (KIDS).”

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 - Statements in this press release regarding ICE's business that are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see ICE's Securities and Exchange Commission (SEC) filings, including, but not limited to, the risk factors in Intercontinental Exchange, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on February 5, 2026. We caution you not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of an unanticipated event. New factors emerge from time to time, and it is not possible for management to predict all factors that may affect our business and prospects. Further, management cannot assess the impact of each factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

SOURCE: Intercontinental Exchange

Category: Corporate

ICE Investor Relations Contact:

Steve Eagerton

+1 904 854 3683

steve.eagerton@ice.com

investors@ice.com

ICE Media Contact:

Rebecca Mitchell

+44 207 065 7804

rebecca.mitchell@ice.com

media@ice.com